EXHIBIT (10.1)

                 AMENDMENT NO. 7 TO CREDIT AGREEMENT
                 -----------------------------------
          This Amendment No. 7 to Credit Agreement is dated as of December 31, 1996, by and among Uni-Marts, Inc. (the "Borrower"), PNC Bank, National Association, CoreStates Bank, N.A. and The Sumitomo Bank, Limited, as the Banks, and PNC Bank, National Association, in its capacity as agent (the "Agent") for the Banks.

          WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Credit Agreement dated as of March 1, 1993, as amended by Amendment
No. 1 to Credit Agreement dated as of March 21, 1994, Amendment No. 2 to Credit Agreement dated as of July 1, 1994, Third Amendment to Credit Agreement dated as of October 26, 1994, Amendment No. 4 to Credit Agreement dated as of March 27, 1995, Amendment No. 5 dated as of December 26, 1995 and Amendment No. 6 dated as of March 28, 1996 (as amended, the "Credit Agreement");

          WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

          WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as herein set forth.

          NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

          1. Schedule 1.01(a) to the Credit Agreement is hereby deleted in its entirety and a new Schedule 1.01(a) is inserted in lieu thereof in the form attached hereto.

          2. Exhibit D to the Credit Agreement (Form of Loan Request) is hereby deleted in its entirety and a new Exhibit D is inserted in lieu thereof in the form attached hereto.

          3. The defined terms "Commitment," "Funded Capital Expenditures" "Loan Request," "Loans," "Notes," "Term Loan Base Rate Portion," "Term Loan Euro-Rate Portion" in Section 1.01 of the Credit Agreement are hereby deleted in their entirety and the following are inserted in lieu thereof:

          Commitment shall mean as to any Bank, the aggregate of its Revolving Credit Commitment, Term Loan Commitment, Term Loan-B Commitment and Term Loan-C Commitment and Commitments shall mean the aggregate of the Revolving Credit Commitments, Term Loan Commitments, Term Loan-B Commitments and Term Loan-C Commitments of all of the Banks.

          Funded Capital Expenditures shall mean, for any period of determination, all capital expenditures of the Borrower and its Subsidiaries, determined and consolidated in accordance with GAAP, which are funded by Term Loans-B or Term Loans-C.

          Loan Request shall mean a request for Revolving Credit Loans, Term Loans-B or Term Loans-C made in accordance with Section 2.05, Section 3.02(B) or
          Section 3.02(C) hereof or a request to select, convert to or renew a Euro-Rate Option in accordance with Section 4.02 hereof.

          Loans shall mean all Revolving Credit Notes, Term Loans, Term Loans-B and Term Loans-C, collectively, and Loan shall mean any Revolving Credit Loan, Term Loan, Term Loan-B or Term Loan-C, separately.

          Notes shall mean the Revolving Credit Notes, the Term Notes, the Term Notes-B and the Term Notes-C.

          Term Loan Base Rate Portion shall mean the portion of the Term Loans, Term Loans-B and Term Loans-C bearing interest at any time under the Term Loan
          Base Rate Option.

          Term Loan Euro-Rate Portion shall mean the portion of the Term Loans, Term Loans-B and Term Loans-C bearing interest at any time under the Term Loan
          Euro-Rate Option.

          4. The following defined terms are hereby inserted in alphabetical order in Section 1.01 of the Credit Agreement:

          Amendment No. 7 shall mean Amendment No. 7 to the
          Credit Agreement dated as of December 31, 1996 by among the Borrower, the Agent and the Banks.

          Amendment No. 7 Closing Date shall mean the date on which all conditions to the effectiveness of Amendment No. 7 as set forth in Section 11 of Amendment No. 7 are satisfied.

          Amendment No. 7 Fee shall mean the fee paid by the Borrower to the Agent pursuant to Section 11 of this Amendment No. 7.

          Term Loan-C Commitment shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.01(a) hereto in the column labeled "Amount of Commitment for Term Loans-C," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement to which such Bank is a party and Term Loan-C Commitments shall mean the aggregate Term Loan-C Commitments of all the Banks.

          Term Loan-C Commitment Fee shall have the meaning given to such term in Section 3.04(C).

          Term Loan-C Maturity Date shall mean the sooner of 364 days from the Amendment No. 7 Closing Date or the completion of the Borrower's proposed private placement.

          Term Loan-C Request Date shall mean December 31,
          1997.

          Term Loans-C shall mean collectively all Term Loans-C made by the Banks to the Borrower under
          Section 3.03(C) hereof, and Term Loan-C shall mean separately any Term Loan-C made by any Bank to the Borrower pursuant to Section 3.03(C) hereof.

          Term Notes-C shall mean collectively all Term
          Notes-C and Term Note-C shall mean separately any Term Note-C of the Borrower, in each case in the form of Exhibit A to Amendment No. 7 which evidence the Term Loans-C, together with all amendments, restatements, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

          5. A new Article III(C) (Term Loans-C) is hereby inserted immediately following Article III(B) of the Credit Agreement as set forth on
Schedule 1 hereto.

          6. Section 4.01 of the Credit Agreement is hereby amended by deleting "Term Loans or Term Loans-B" in the fifth line thereof, and inserting in lieu thereof "Term Loans, Term Loans-B, or Term Loans-C".

          7. Section 4.01(b) of the Credit Agreement is hereby amended by deleting "the Term Loans and the Term Loans-B" in the third line thereof and inserting in lieu thereof "the Term Loans, the Term Loans-B, and the Term Loans-C".

          8. Clause (y) of Section 5.04 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

          (y) a statement indicating the application of the prepayment between the Revolving Credit Loans, the Term Loans, the Term Loans-B and the Term Loans-C; and

          9. The third sentence of the last paragraph of Section 5.04 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

          All Term Loan, Term Loan-B and Term Loan-C prepayments permitted pursuant to this Section 5.04 shall be applied to the unpaid installments of principal of the Term Loans, Term Loans-B or Term Loans-C, as the case may be, in the inverse order of scheduled maturities.

          10. Section 8.02(k) of the Credit Agreement (Capital Expenditures, Including Capitalized Leases) is hereby deleted in its entirety and the following is inserted in lieu thereof:

          (k) Capital Expenditures, Including Capitalized Leases. The Borrower shall not make any payments in the aggregate for any of the fiscal years set forth below on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a Capitalized Lease in excess of the following:

                      Fiscal                       Aggregate
                    Year Ending                 Permitted Amount
                    -----------                 ----------------
               September 30, 1996                 $17,500,000

               September 30, 1997                 $19,000,000

               September 30, 1998 and each        $12,000,000
               fiscal year thereafter

          11. The effectiveness of this Amendment No. 7 is expressly conditioned upon: (i) the Agent's receipt of counterparts of this Amendment
No. 7 duly executed by the Borrower and each of the Banks; (ii) each of the Banks having received a duly executed Term Note-C in the form of Exhibit A hereto; (iii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrower, dated the Amendment No. 7 Closing Date, certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 7; (iv) a written opinion of Ballard Spahr Andrews & Ingersoll, counsel for the Borrower, dated the Amendment No. 7 Closing Date and in form and substance satisfactory to the Agent and its counsel as to such matters incident to the transactions contemplated hereby as the Agent may reasonably request; and (v) the receipt by each of the Banks of an amendment fee in the amount of $8,333.00.

          12. The Borrower hereby represents to the Agent and the Banks that the representations and warranties of the Borrower contained in Article VI of the Credit Agreement remain true and accurate on and as of the date hereof; the Borrower has performed and is in compliance with all covenants contained in
Article VIII or elsewhere in the Credit Agreement; and no Event of Default or Potential Default has occurred and is continuing.

          13. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all reasonable costs, expenses and disbursements relating to this Amendment No. 7 which are payable by the Borrower as provided in Sections 10.05 and 11.03 of the Credit Agreement.

          14. The Borrower, the Agent and the Banks intend and agree that, except as provided hereinabove, the Credit Agreement shall remain in full force and effect, without modification.

          15. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without reference to its principles of conflicts of law.

          16. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 7 as of the date first above written.

                                       UNI-MARTS, INC.



                                       By: /S/ J. KIRK GALLAHER
                                           -----------------------------
                                       Title: Executive Vice President
                                              --------------------------

                                       PNC BANK, NATIONAL ASSOCIATION,
                                       individually and as Agent



                                       By: /S/ LOUIS R. CESTELLO
                                           -----------------------------
                                       Title: Vice President
                                              --------------------------

                                       CORESTATES BANK, N.A.



                                       By: /S/ PAUL S. PHILLIPS
                                           -----------------------------
                                       Title: Vice President
                                              --------------------------

                                       THE SUMITOMO BANK, LIMITED



                                       By: /S/ THOMAS P. JOYCE
                                           -----------------------------
                                       Title: Vice President and Manager
                                              --------------------------

                                       By: /S/ GEORGE J. CERMINARA
                                           -----------------------------
                                       Title: Vice President
                                              --------------------------

                                  SCHEDULE 1

                                 ARTICLE III-C
                                 TERM LOANS-C
                                 ------------

        3.01(C) Term Loan-C Borrowings. Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Bank severally agrees to make a term loan or loans (collectively, the "Term Loans-C") to the Borrower on or after the Amendment No. 7 Closing Date in such principal amount as the Borrower shall request up to but not exceeding such Bank's Term Loan-C Commitment. The obligation of each Bank to make a Term Loan-C to the Borrower shall be in the proportion that such Bank's Term Loan-C Commitment bears to the Term Loan-C Commitments of all Banks, but each Bank's Term Loans-C shall never exceed its Term Loan-C Commitment. The failure of any Bank to make a Term Loan-C to the Borrower shall not relieve any other Bank of its obligations to make a Term Loan-C to the Borrower nor shall it impose any additional liability on any other Bank hereunder. The Banks shall have no obligation to make Term Loans-C hereunder after the Term Loan-C Request Date. The Term Loan-C Commitments are not revolving credit commitments and the Borrower shall not have the right to borrow, repay and reborrow under this
Section 3.01(C).

        3.02(C) Term Loan-C Requests. Except as otherwise provided herein, the Borrower may from time to time prior to the Term Loan-C Request Date request the Banks to make Term Loans-C by the delivery to the Agent, not later than 10:00 a.m. Pittsburgh time, (i) two (2) Business Days prior to the proposed Borrowing Date with respect to the making of a Term Loan-C to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Term Loan-C; and (ii) one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Term Loan-C to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Term Loan-C, of a duly completed Loan Request in the form of Exhibit D hereto. Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Term Loan-C comprising each Borrowing Tranche, which shall be in integral multiples of $500,000 and no less than $1,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than $1,000,000 for Term Loans-C or the maximum amount available for Term Loans-C to which the Term Loan Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Term Loan-C comprising the Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the proposed Term Loan-C comprising such Borrowing Tranche.

        3.03(C) Making Term Loans-C. The Agent shall, promptly after receipt of a Loan Request pursuant to Section 3.02(C), notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method for disbursement of such Term Loan-C; (ii) the amount and type of such Term Loan-C and the applicable Euro-Rate Interest Period (if any); and
(iii) the apportionment among the Banks of the Term Loan-C as determined by the Agent in accordance with Section 3.01(C) hereof. Each Bank shall remit the principal amount of each Term Loan-C to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose, fund such Term Loan-C to the Borrower in U.S. Dollars in immediately available funds at the Principal Office prior to 2:00 p.m. Pittsburgh time on the Borrowing Date, provided that if any Bank fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Term Loan-C of such Bank on the Borrowing Date.

        3.04(C) Term Loan-C Commitment Fee. Accruing from the Amendment No. 7 Closing Date until the Term Loan-C Request Date, the Borrower agrees to pay to the Agent for the account of each Bank, as consideration for the Term Loan-C Commitments hereunder, a nonrefundable commitment fee (the "Term Loan-C Commitment Fee") equal to one quarter percent (1/4%) per annum (computed on the basis of a year of 365 or 366 days and actual days elapsed) on the average daily difference between the amount of the Term Loan-C Commitments and the principal amount of Term Loans-C outstanding. All Term Loan-C Commitment Fees shall be payable in arrears on the last Business Day of each fiscal quarter of the Borrower after the Amendment No. 7 Closing Date, on the Term Loan-C Request Date and upon any acceleration of the Notes.

        3.05(C) Term Loan-C Note. The obligation of the Borrower to repay the unpaid principal amount of the Term Loans-C made to it by each Bank, together with interest thereon, shall be evidenced by a promissory note of the Borrower dated the Amendment No. 7 Closing Date in substantially the form attached to Amendment No. 7 as Exhibit A payable to the order of each Bank in the face amount of the Term Loan-C Commitment of such Bank. The principal amount as provided therein of each Term Note-C shall be payable in full on the Term Loan-C Maturity Date.

        3.06(C) Use of Proceeds. The proceeds of the Term Loans-C will be used by the Borrower for capital expenditures.

                                      SCHEDULE 1.01(a)
                                             TO
                                      CREDIT AGREEMENT


-------------------------------------------------------------------------------------------



                                           Banks
                                           -----

                Amount of        Amount of      Amount of        Amount of
               Commitment        Commitment     Commitment       Commitment
              for Revolving       for Term       for Term         for Term      Ratable
   Bank      Credit Loan (US$)      Loans         Loans-B         Loans-C       Share %
   ----      -----------------      -----         -------         -------       -------
PNC Bank,     $4,500,000.00    $5,673,333.33   $3,333,333.34   $3,333,333.34    33 1/3%
National
Association

CoreStates    $4,500,000.00    $5,673,333.33   $3,333,333.34   $3,333,333.34    33 1/3%
Bank, N.A.

The Sumitomo  $4,500,000.00    $5,673,333.33   $3,333,333.34   $3,333,333.34    33 1/3%
Bank, Limited